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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  October 30, 2002


                              Hanover Direct, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                    1-12082
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                            (Commission File Number)

          Delaware                                              13-0853260
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(State or Other Jurisdiction                                 (I.R.S. Employer
      of Incorporation)                                   Identification Number)

115 River Road, Building 10
   Edgewater, New Jersey                                           07020
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  (Address of Principal                                          (Zip Code)
    Executive Offices)



      Registrant's telephone number, including area code:  (201) 863-7300


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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

     Hanover Direct, Inc. announced that, pursuant to a previously-signed, ordinary-course, multi-year strategic alliance with Amazon.com, Amazon.com will today begin to offer Hanover Direct merchandise to some customers through a preview site on Amazon.com. All orders resulting from this alliance will be electronically transferred to and fulfilled by Hanover Direct. It is anticipated that a formal launch and announcement of this program will be made in time for the holidays.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HANOVER DIRECT, INC.
                                           --------------------
                                                (Registrant)

October 30, 2002                           By: /s/ Edward M. Lambert
                                           -------------------------
                                           Name:  Edward M. Lambert
                                           Title: Executive Vice President and
                                                  Chief Financial Officer